Intangible Assets	12 Months Ended
Mar. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

7. Intangible Assets

The components of intangible assets, all of which are finite-lived, were as follows:

	March 31, 2015	March 31, 2014
Cost
Acquired technology	$29,600	$29,600
Customer relationships	17,500	17,500
Other intellectual property	3,801	3,918

	$50,901	$51,018
Accumulated amortization
Acquired technology	$29,600	$29,600
Customer relationships	17,500	17,500
Other intellectual property	3,552	3,469

	$50,652	$50,569
Net book value
Acquired technology	$—	$—
Customer relationships	—	—
Other intellectual property	249	449

	$249	$449

During the third quarter of fiscal 2014, the Company reassessed the estimated useful lives of its acquired technology, customer relationships and certain other intellectual property, due to a decline in the optical touch sensor market for desktop displays. The Company changed the estimated useful lives of these intangible assets to end March 31, 2014. The Company determined that this adjustment was a change in accounting estimate and accounted for the change prospectively. For fiscal 2014, the change in estimate increased amortization by $12,833, decreased net income by $9,240 and earnings per share by $0.08 on a basic and $0.07 on a diluted basis.

Amortization expense of finite-lived intangibles was $160, $22,463 and $9,571 for fiscal years 2015, 2014 and 2013, respectively. The amount of amortization expense included in cost of sales amounted to $89, $96 and $0 for fiscal years 2015, 2014 and 2013, respectively.

During the fourth quarter of fiscal 2014, the Company sold several internally generated intangible assets to a third party resulting in a gain on sale of $4,170.